Exhibit 10.32

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

Lease No.: 1 9 – 0 3 5 1 – 1 – 0 1 4

This document is an English translation of a document prepared in German. In preparing this document, an attempt has been made to translate as literally as possible without jeopardizing the overall continuity of the text. Inevitably, however, differences may occur in translation and if they do, the German text will govern by law.

In this translation, German legal concepts are expressed in English terms and not in their original German terms. The concepts concerned may not be identical to concepts described by the English terms as such terms may be understood under the laws of other jurisdictions.

20th Amendment to the Lease of 11./12.04.2005

between	WISTA Management GmbH
Rudower Chaussee 17
12489 Berlin

VAT ID No.: [***]

and	JPT Peptide Technologies GmbH
Volmerstraße 5
12489 Berlin

The Lease is amended from 01.01.2019 as follows:

Reduction

Building:	03.51, Volmerstraße 5-9
Premises:	partial corridor areas (92.63m2)
Rent office:

Period:	until 31.12.2018			from 01.01.2019 reduced by			from 01.01.2019 total
Rental space		1,597,68m	[2]		92.63m	[2]		1,505.05m	[2]
Rent	€	[***]		€	[***]		€	[***]
Rent increase in accordance with provisions of the 19th lease amendment of 06./07.09.2018 (€[***]/m2/month net)							€	[***]
Total rent							€	[***]
monthly advances for:
Building utilities/building operating costs
- Heat supply	€	[***]		€	[***]		€	[***]
- Electricity supply general	€	[***]		€	[***]		€	[***]
- Water supply/sewage disposal	€	[***]		€	[***]		€	[***]
- Rainwater removal	€	[***]		€	[***]		€	[***]
- Refrigeration supply	€	[***]		€	[***]		€	[***]
- Gas supply	€	[***]		€	[***]		€	[***]
- Special media supply	€	[***]		€	[***]		€	[***]
- Cleaning	€	[***]		€	[***]		€	[***]
- Maintenance	€	[***]		€	[***]		€	[***]
- Other	€	[***]		€	[***]		€	[***]
- Infrastructure levy	€	[***]		€	[***]		€	[***]
- Technical building management	€	[***]		€	[***]		€	[***]
- Property tax	€	[***]		€	[***]		€	[***]
Subtotal advances utilities/operating costs:	€	[***]		€	[***]		€	[***]
Subtotal rent and advances utilities/OC:	€	[***]		€	[***]		€	[***]
plus the relevant value-added tax in force (currently 19%)	€	[***]		€	[***]		€	[***]
Total amount	€	[***]		€	[***]		€	[***]

Berlin,		Berlin, 27.12.2018
p.p. [signature]	p.p. [signature]	[signature]
WISTA Management GmbH		JPT Peptide Technologies GmbH
[stamp: [image] Berlin Adlershof WISTA-MANAGEMENT GMBH Rudower Chaussee 17 D-12489 Berlin Telephone: +49 30 6392 2200 Fax: +49 30 6392 2201 www.adlershof.de Adlershof. Science at Work]
List of Rental Spaces		Appendix 1

Lessee: JPT Peptide Technologies GmbH, Volmerstraße 5

Floor	Room No	Use	Floor area (m2)
1st	1137	Office	20.14
1st	1138	Office	23.97
1st	1220	Office	17.91
1st	1222	Office	17.78
1st	1223	Office	17.98
1st	1224	Office	17.78
1st	1242	Laboratory	28.84
1st	1239	Laboratory	29.11
1st	1241	Laboratory	21.45
1st	1243	Office	15.05
1st	1320	Office	23.87
1st	1322	Office	17.91
1st	1325	Office	17.82
1st	1326	Office	17.98
1st	1328	Office	17.98
2nd	2120	Office	16.26
2nd	2121	Storage	18.20
2nd	2122	Storage	17.85
2nd	2123	Office	23.85
2nd	2124	Office	17.98
2nd	2126	Office	11.79
2nd	2127	Office	17.91
2nd	2128	Office	11.79
2nd	2129	Storage	28.75
2nd	2130	Office	17.09

2nd	2131	Office	17.91
2nd	3132	Office	39.43
2nd	2134	Office	20.74
2nd	2135	Laboratory	21.17
2nd	2137	Laboratory	39.72
2nd	2138	Laboratory	22.09
2nd	2139	Laboratory	29.00
2nd	2140	Office	17.73
2nd	2141	Laboratory	23.77
2nd	2142	Laboratory	25.59
2nd	2434	Laboratory	29.11
3rd	3120	Office	17.85
3rd	3121	Storage	29.34
3rd	3122	Office	17.91
3rd	3123	Office	17.78
3rd	3124	Office	17.98
3rd	3126	Office	11.79
3rd	3127	Office	17.91
3rd	3128	Office	11.79
3rd	3129	Storage	25.75
3rd	3130	Office	14.09
3rd	3131	Office	17.91
3rd	3132	Laboratory	39.43
3rd	3134	Laboratory	20.74
3rd	3135	Laboratory	21.17
3rd	3137	Laboratory	39.72
3rd	3138	Laboratory	22.09
3rd	3140	Laboratory	29.05
3rd	3141	Laboratory	29.25
3rd	3142	Laboratory	28.85
3rd	3143	Office-like	13.38
3rd	3320	Laboratory	17.91
3rd	3321	Laboratory	17.82
3rd	3323	Office	30.06
3rd	3325	Office	24.10
3rd	3326	Office	17.75
3rd	3327	Office	17.85
3rd	3328	Laboratory	23.81

3rd	3329	Office	11.73
3rd	3330	Laboratory	23.81
3rd	3332	Office	17.69
3rd	3333	Office	17.91
3rd	3335	Office	15.12
3rd	3422	Office	36.14
3rd	3424	Office	22.30

		Total	1505.05